UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     June 10, 2005

DISCOVERY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	333-122090 (File Number)	20-1814766 (I.R.S. Employer Identification No.)

338 Via Vera Cruz, San Marcos, CA (Address of principal executive office)	92078 (Zip Code)

Registrant’s telephone number, including area code: (760) 736-8900

Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not applicable
(Former name or former address, if changed since last report)

Item 5.02

     On June 10, 2005, Ms. Lou Ellen Ficke, Executive Vice President and Chief Financial Officer of Discovery Bancorp and its wholly-owned subsidiary, Discovery Bank, submitted a resignation from her positions with both companies to be effective September 30, 2005.

     The Company and the Bank have already commenced a search for a new CFO.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2005	DISCOVERY BANCORP
	By:	/s/ James P. Kelley, II
James P. Kelley, II